Exhibit 25.1
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM T-1

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                       STATEMENT OF ELIGIBILITY UNDER THE
                  TRUST INDENTURE ACT OF l939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                    |_| CHECK IF AN APPLICATION TO DETERMINE
             ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(B)(2)

                       STATE STREET BANK AND TRUST COMPANY
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               (Exact name of trustee as specified in its charter)

             Massachusetts                          04-1867445
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     (State of incorporation if                  (I.R.S. Employer
         not a national bank                    Identification No.)

                225 Franklin Street, Boston, Massachusetts 02110
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               (Address of principal executive offices) (Zip Code)

          John R. Towers, Executive Vice President and General Counsel,
                225 Franklin Street, Boston, Massachusetts 02110
                                 (617) 654-3253
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            (Name, address and telephone number of agent for service)

                                EMCOR GROUP, INC.
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               (Exact name of obligor as specified in its charter)

             Delaware                                 11-2125338
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 (State or other jurisdiction of                   (I.R.S. Employer
 incorporation or organization)                   Identification No.)

          101 Merritt Seven Corporate Park, Norwalk, Connecticut 06851
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               (Address of principal executive offices) (Zip Code)

                                 Debt Securities
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                       (Title of the indenture securities)

Item l.           General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject:

                           Department of Banking and Insurance of
                           The Commonwealth of Massachusetts
                           100 Cambridge Street
                           Boston, Massachusetts

                           Board of Governors of the Federal Reserve System Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers:

                           The trustee is so authorized.

Item 2. Affiliations with obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee or its parent, State Street Corporation.

Item l6.          List of exhibits.  List below all exhibits filed as a part of this statement of eligibility and qualification.

                  l. A copy of the Articles of Association of the trustee as now in effect.

                     A copy of the Articles of Association of the trustee, as now in effect, is on file with the Securities and Exchange Commission as Exhibit 1 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

                 2. A copy of the Certificate of Authority of the trustee to do Business.

                     A copy of a Statement from the Commissioner of Banks of Massachusetts that no certificate of authority for the trustee to commence business was necessary or issued is on file with the Securities and Exchange Commission as Exhibit 2 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

                  3. A copy of the Certification of Fiduciary Powers of the
                     Trustee.

                     A copy of the authorization of the trustee to exercise corporate trust powers is on file with the Securities and Exchange Commission as Exhibit 3 to Amendment No. 1 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Morse Shoe, Inc. (File No. 22-17940) and is incorporated herein by reference thereto.

                  4. A copy of the By-laws of the trustee as now in effect.

                     A copy of the By-Laws of the trustee, as now in effect, is on file with the Securities and Exchange Commission as
                     Exhibit 4 to the Statement of Eligibility and Qualification of Trustee (Form T-1) filed with Registration Statement of Eastern Edison Company (File No. 33-37823) and is incorporated herein by reference thereto.

                  5. A consent of the trustee required by Section 32l(b) of the
                     Act is annexed hereto as Exhibit 5 and made a part hereof.

                  6. A copy of the latest Consolidated Reports of Condition of the trustee, published pursuant to law or the requirements of its supervising or examining authority.

                     A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority is annexed hereto as
                     Exhibit 6 and made a part hereof.

                                      NOTES


                  Inasmuch as this Form T-l is filed prior to the ascertainment by the trustee of all facts on which to base its answer to Item 2, the answer to said Item is based upon incomplete information. Said Item may, however, be considered correct unless amended by an amendment to this Form T-l.

                                    SIGNATURE


                  Pursuant to the requirements of the Trust Indenture Act of l939, the trustee, State Street Bank and Trust Company, a Massachusetts trust company, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Hartford, and State of Connecticut, on the 30th day of January, 1998.

                                                 STATE STREET BANK AND TRUST
                                                 COMPANY,
                                                 Trustee



                                                 By   /s/  Robert L. Reynolds
                                                      --------------------------
                                                      Name:  Robert L. Reynolds
                                                      Title:  Vice President

                                    EXHIBIT 5


                             CONSENT OF THE TRUSTEE
                           REQUIRED BY SECTION 321(b)
                       OF THE TRUST INDENTURE ACT OF 1939


         The undersigned, as Trustee under an Indenture entered into between EMCOR Group, Inc. and State Street Bank and Trust Company, Trustee, does hereby consent that, pursuant to Section 321(b) of the Trust Indenture Act of 1939, reports of examinations with respect to the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                               STATE STREET BANK AND TRUST
                                               COMPANY,
                                               Trustee



                                               By    /s/  Robert L. Reynolds
                                                    --------------------------
                                                    Name:  Robert L. Reynolds
                                                    Title:  Vice President



Dated:  January 30, 1998

Consolidated Report of Condition of State Street Bank and Trust Company, Massachusetts and foreign and domestic subsidiaries, a state banking institution organized and operating under the banking laws of this commonwealth and a member of the Federal Reserve System, at the close of business March 31, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act and in accordance with a call made by the Commissioner of Banks under General Laws, Chapter 172,
Section 22(a).


ASSETS                                                                                            Thousands of Dollars

Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency and coin                                              1,665,142
     Interest-bearing balances                                                                       8,193,292
Securities                                                                                          10,238,113
Federal funds sold and securities purchased under agreements to resell
     in domestic offices of the bank and of its Edge subsidiary                                      5,863,144
Loans and lease financing receivables:
     Loans and leases, net of unearned income                                         4,936,454
     Allowance for loan and lease losses                                                 70,307
     Loans and leases, net of unearned income and allowance                                          4,866,147
Assets held in trading accounts                                                                        957,478
Premises and fixed assets                                                                              380,117
Other real estate owned                                                                                    884
Investments in unconsolidated subsidiaries                                                              26,835
Customers' liability to this bank on acceptances outstanding                                            45,548
Intangible assets                                                                                      158,080
Other assets                                                                                         1,066,957
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TOTAL ASSETS                                                                                        33,450,737
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LIABILITIES
Deposits:
     In domestic offices                                                                             8,270,845
         Noninterest-bearing                                                          6,318,360
         Interest-bearing                                                             1,952,485
     In foreign offices and Edge subsidiary                                                         12,760,086
         Noninterest-bearing                                                             53,052
         Interest-bearing                                                            12,707,034
Federal funds purchased and securities sold under agreements to
     repurchase in domestic offices of the bank and of its Edge subsidiary                           8,216,641
Demand notes issued to the U.S. Treasury and Trading Liabilities                                       926,821
Other borrowed money                                                                                   671,164
Subordinated notes and debentures                                                                            0
Bank's liability on acceptances executed and outstanding                                                46,137
Other liabilities                                                                                      745,529
                                                                                                   -----------
TOTAL LIABILITIES                                                                                   31,637,223
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EQUITY CAPITAL
Perpetual preferred stock and related surplus                                                                0
Common Stock                                                                                            29,931
Surplus                                                                                                360,717
Undivided profits and capital reserves/Net unrealized holding gains (losses)                         1,426,881
Cumulative foreign currency translation adjustments                                                     (4,015)
TOTAL EQUITY CAPITAL                                                                                 1,813,514
                                                                                                   -----------
TOTAL LIABILITIES AND EQUITY CAPITAL                                                                33,450,737

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I, Rex S. Schuette, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                             Rex S. Schuette

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.
                                                             David A. Spina
                                                             Marshall N. Carter
                                                             Charles F. Kaye